UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 12, 2007

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 600, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

(510) 985-6700
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated balance sheet as of December 31, 2006 contained in LECG Corporation’s (the “Registrant”) Annual Report on Form 10-K filed on March 12, 2006 includes an additional $496,000 of goodwill and business acquisition related liabilities that were not included in the condensed consolidated balance sheet appearing in the Registrant’s preliminary financial statements filed on Form 8-K on February 27, 2007.   In addition, Management’s Report on Internal Control over Financial Reporting appearing in the Form 10-K concluded that the Registrant did not maintain effective internal control over financial reporting as the result of a material weakness in connection with certain complex, non-standard compensation arrangements and certain performance-based business acquisition agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ JOHN C. BURKE
John C. Burke Chief Financial Officer

Date:  March 12, 2007